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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 2, 1998


                            POOL ENERGY SERVICES CO.
             (Exact name of registrant as specified in its charter)

           TEXAS                      000-18437                 76-0263755
(State or other jurisdiction   (Commission file number)       (IRS employer
     of incorporation)                                     identification no.)




          10375 RICHMOND AVENUE                           77042
             HOUSTON, TEXAS
 (Address of principal executive offices)               (Zip code)



       Registrant's telephone number, including area code: (713) 954-3000
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                            POOL ENERGY SERVICES CO.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K


                                                                            Page

Item 5.   Other Events........................................................ 2

Item 7.   Financial Statements and Exhibits................................... 4

Signature .................................................................... 5




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ITEM 5.  OTHER EVENTS.

Bylaw Amendment

     On December 2, 1998, the Board amended Section 4 of Article III of the Company's Bylaws to eliminate the automatic reduction in the number of directors upon the resignation, death or disability of a director. As a result of the amendment, any vacancy created by a director's failure to complete his or her term may be filled by a majority of the remaining directors by the appointment of a successor to serve for the balance of the unexpired term of the predecessor director. Under the former bylaw provision, a director who failed to complete his or her term could only be replaced by creating and filling a vacancy, thereby restoring the number of directors. The Company's Bylaws, as amended, are filed as Exhibit 3.2 to this Form 8-K.

Change in Control Agreements

     As of  December 9, 1998,  the Company  entered  into  amended and  restated
Change In Control Agreements (the "Agreements") with James T. Jongebloed, William J. Myers, Ronald G. Hale, Ernest J. Spillard and Geoffrey Arms. The Company has provided or will provide ten other persons who currently have change in control agreements, along with two additional persons who have assumed or will soon be assuming enhanced executive responsibilities, the opportunity to enter into similar change in control agreements.

     The Agreements, which were amended and restated as part of a process initiated in August 1998, set forth certain benefits that the Company will provide to such officers in the event of a "change in control" or a "potential change in control" of the Company, as defined in the agreements. Such agreements continue in effect until terminated by the Company upon specified notice and continue for three years following a change in control of the Company and for the duration of any potential change in control. The agreements each provide that if a change in control occurs, the officer shall be entitled to receive an amount equal to the "target amount" provided for in each of the Long Term Plans that is then in effect in which the officer participates. Such payment is to be made in shares of Common Stock to the extent the Long Term Plan provides for payment in stock and to the extent shares are available for such purpose, and otherwise such amount is to be paid in cash. The agreements also provide that all stock options of the officer will become fully vested upon a change in control, and provide that if the officer's employment is terminated by the Company or if the officer elects to terminate employment under certain circumstances defined as "good reason" within three years following a change in control of the Company, or if the officer's employment is terminated while there exists a potential change in control and a change in control thereafter occurs within a certain period of time, the officer will be


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entitled to a lump sum severance payment.  Such severance payment is to be equal to (i) three times the officer's annual base salary (but not in excess of the aggregate base salary that could be earned up to the officer's normal retirement date), (ii) an amount equal to three times the bonus award for achieving the target performance goals provided for in the Company's management bonus plan for the year preceding the change in control, and (iii) at the officer's election, the value over the exercise price of unexercised stock options. In addition, the officer shall be entitled to a three-year continuation of certain employee benefits, two additional years of service credit under the Company's retirement program, and reimbursement of certain legal fees, expenses, and any applicable excise taxes. The definitive form of the Agreements is filed as Exhibit 10.1 to this Form 8-K.

1999 Long-Term Incentive Plan

     On December 2, 1998, the Compensation Committee approved and the Board ratified the Company's 1999 Long-Term Incentive Plan ("1999 Plan") covering the performance period commencing on January 1, 1999 and ending December 31, 2001. Under the 1999 Plan, a target award of shares will be established for each participant based on a percentage of the individual's salary in effect at the beginning of the applicable three-year performance period. A payout under the 1999 Plan will depend on the extent to which the established performance criteria are satisfied. Target awards under the 1999 Plan will be based 25 percent on earnings before interest, taxes and depreciation performance, 25 percent on total return to shareholders as compared to a peer group of companies, 25 percent on Common Stock performance compared to the Standard & Poor's 500 Index and 25 percent on price appreciation of the Common Stock. The number of shares potentially issuable to Messrs. Jongebloed, Hale, Spillard and Arms will be determined with reference to the average closing price of the Company's common stock over the last twenty trading days of 1998.

     All awards under the 1999 Plan are to be paid in Common Stock, to the extent sufficient shares are available under the Company's 1993 Employee Stock Incentive Plan, and otherwise are to be paid in cash. Shares received under the 1999 Plan will be restricted so that, (i) if the executive's employment terminates within one year after the shares are earned, 100 percent of the shares would be forfeited, and (ii) if the executive's employment terminates between one and two years after the award is earned, 50 percent of the shares would be forfeited except in the event of termination of the executive's employment due to retirement, death, total disability, redundancy or change in control. Target payouts are equal to specified percentages of participants' annual base salaries in effect at the beginning of the performance period, as follows: 60 percent for Mr. Jongebloed, 40 percent for Messrs. Spillard and Hale, and 25 percent for Mr. Arms. Threshold payouts under the other 1999 Plan are one-fourth of the target payouts. Maximum payouts under the 1999 Plan are



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150 percent of the target  payouts.  Threshold  payouts are made if  performance falls within a certain range below that which is necessary to earn the target award. Maximum payments are made if performance exceeds by a specified amount that which is necessary to earn the target payouts. The Pool Energy Services Co. 1999 Long-Term Incentive Plan is filed as Exhibit 10.2 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

               Not applicable.

     (b)  Pro forma financial information.

               Not applicable.

     (c)  Exhibits

               The  following  documents  are filed as exhibits to this  Current
               Report:

Exhibit
Number         Description of Exhibit

3.2            Bylaws of the Company as currently in effect.

10.1           Definitive Form of Change In Control Agreement.

10.2           Pool Energy Services Co. 1999 Long-Term Incentive Plan.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      POOL ENERGY SERVICES CO.

                                      By: /s/ Geoffrey Arms
                                         ------------------------------------
                                             Geoffrey Arms

                                      Title: Vice President and General Counsel;
                                             Corporate Secretary



Dated: December 24, 1998





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                                  EXHIBIT INDEX

     The following documents are filed as exhibits to this Current Report:

Exhibit
Number           Description of Exhibit

3.2              Bylaws of the Company as currently in effect.

10.1             Definitive Form of Change In Control Agreement.

10.2             Pool Energy Services Co. 1999 Long-Term Incentive Plan.